UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities and Exchange Act of 1934

Date of Report
(Date of earliest event reported):

December 22, 2017
HERITAGE FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)
WASHINGTON	000-29480	91-1857900
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 Fifth Avenue S.W. Olympia, WA	98501
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  (360) 943-1500
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[X] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company [ ]
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 8.01 Other Events
Settlement of Certain Litigation Relating to the Merger
As described in greater detail in the "The Merger-Litigation Relating to the Merger" section of the definitive proxy statement/prospectus filed with the Securities and Exchange Commission on November 20, 2017 and first mailed to shareholders of Puget Sound Bancorp, Inc. ("Puget Sound") on or about November 20, 2017, a lawsuit is pending in the Superior Court for the State of Washington in King County, under the caption Parshall v. Puget Sound Bancorp, Inc., et. al., Case No. 17-2-28224-3 SEA  (the "Action").
On December 22, 2017, solely to avoid the costs, risks and uncertainties inherent in litigation and to allow the Puget Sound shareholders to vote on the proposals required in connection with the proposed merger with Heritage Financial Corporation ("Heritage") at the Puget Sound special meeting of shareholders, Puget Sound has agreed to make additional disclosures to supplement the disclosures contained in the proxy statement/prospectus ("Additional Disclosures").  The Additional Disclosures are set forth below and should be read in conjunction with the proxy statement/prospectus.
 The Additional Disclosures moot plaintiff's disclosure claims asserted in the Action, and, as a result, plaintiff has agreed to dismiss the Action with prejudice as to his individual claims and without prejudice to the claims of the putative members of the class.
This agreement to make the Additional Disclosures will not affect the merger consideration to be paid in connection with the merger of Puget Sound into Heritage or the timing of the special meeting of Puget Sound's shareholders.
Puget Sound and the other defendants, including Heritage, have vigorously denied, and continue to vigorously deny, that they have committed or aided and abetted in the commission of any violation of law or engaged in any of the wrongful acts that were or could have been alleged in the lawsuit, and expressly maintain that, to the extent applicable, they diligently and scrupulously complied with their fiduciary and other legal duties and are entering into the agreement to make the Additional Disclosures solely to eliminate the burden and expense of further litigation, to put the claims that were or could have been asserted to rest, and to avoid any possible delay to the closing of the merger that might arise from further litigation. Nothing in this document shall be deemed an admission of the legal necessity or materiality under any applicable laws for any of the disclosures set forth herein.

SUPPLEMENT TO PROXY STATEMENT/PROSPECTUS
The following information supplements the proxy statement/prospectus and should be read in connection with the proxy statement/prospectus, which should be read in its entirety. To the extent that information herein differs from or updates information contained in the proxy statement/prospectus, the information contained herein supersedes the information contained in the proxy statement/prospectus. All page references in the information below are to pages in the proxy statement/prospectus, and terms used below have the meanings set forth in the proxy statement/prospectus, unless otherwise defined below. Without admitting in any way that the disclosures below are material or otherwise required by law, Puget Sound and Heritage make the following supplemental disclosures:
Unaudited Prospective Financial Information
The disclosure under the heading "THE MERGER—Recommendation of the Puget Sound Board of Directors and Reasons of Puget Sound for the Merger" is supplemented by the adding of the following disclosure under the heading "Unaudited Prospective Financial Information" starting on page 36 of the proxy statement/prospectus.
Puget Sound
Puget Sound does not as a matter of course make public projections as to future performance, revenues, earnings or other financial results given, among other reasons, the uncertainty of realizing the underlying assumptions and estimates. However, Puget Sound is including in this proxy statement/prospectus certain unaudited prospective financial information that was provided to the Puget Sound board of directors in connection with its evaluation of the merger. Unaudited prospective financial information relating to Puget Sound was also provided to Sandler O'Neill, financial advisor to the Puget Sound board of directors. The inclusion of this information should not be regarded as an indication that any of Puget Sound, Heritage, their respective affiliates, officers, directors, advisors or other representatives or any other recipient of this information considered, or now considers, it necessarily to be predictive of actual future results, or that it should be construed as financial guidance, and it should not be relied on as such. This information was prepared solely for internal use and is subjective in many respects. While presented with numeric specificity, the unaudited prospective financial information reflects numerous estimates and assumptions made with respect to business, economic, market, competition, regulatory and financial conditions and matters specific to Puget Sound's business, all of which are difficult to predict and many of which are beyond Puget Sound's control. The unaudited prospective financial information reflects both assumptions as to certain business decisions that are subject to change and, in many respects, subjective judgment, and thus is susceptible to multiple interpretations and periodic revisions based on actual experience and business developments. Puget Sound can give no assurance that the unaudited prospective financial information and the underlying estimates and assumptions will be realized. In addition, since the unaudited prospective financial information covers multiple years, such information by its nature becomes less predictive with each successive year.
Actual results may differ materially from those set forth below, and important factors that may affect actual results and cause the unaudited prospective financial information not to be realized include, but are not limited to, risks and uncertainties relating to Puget Sound's business, industry performance, general business and economic conditions, customer requirements, competition and adverse changes in applicable laws, regulations or rules. For other factors that could cause actual results to differ, please see the sections entitled "Risk Factors" and "Cautionary Statement Regarding Forward-Looking Statements" in this  proxy statement/prospectus and in Puget Sound's Annual Report for the fiscal year ended December 31, 2016, available on the Puget Sound Bank website www.pugetsoundbank.com.

The unaudited prospective financial information does not take into account any circumstances or events occurring after the date it was prepared. Puget Sound can give no assurance that, had the unaudited prospective financial information been prepared as of the date of this  proxy statement/prospectus, similar estimates and assumptions would be used. PUGET SOUND DOES NOT INTEND TO, AND DISCLAIMS ANY OBLIGATION TO, MAKE PUBLICLY AVAILABLE ANY UPDATE OR OTHER REVISION TO THE UNAUDITED PROSPECTIVE FINANCIAL INFORMATION TO REFLECT CIRCUMSTANCES EXISTING SINCE ITS PREPARATION OR TO REFLECT THE OCCURRENCE OF UNANTICIPATED EVENTS, EVEN IN THE EVENT THAT ANY OR ALL OF THE ASSUMPTIONS UNDERLYING THE UNAUDITED PROSPECTIVE FINANCIAL INFORMATION ARE NOT REALIZED, OR TO REFLECT CHANGES IN GENERAL ECONOMIC OR INDUSTRY CONDITIONS, EXCEPT AS MAY BE REQUIRED BY APPLICABLE LAW. The unaudited prospective financial information does not take into account the possible financial and other effects on Puget Sound of the merger and does not attempt to predict or suggest future results of the combined company. The unaudited prospective financial information does not give effect to the merger, including the impact of negotiating or executing the merger agreement, the expenses that may be incurred in connection with consummating the merger, potential synergies that may be achieved by the combined company as a result of the merger or the effect of any business or strategic decisions or actions which would likely have been taken if the merger agreement had not been executed, but which were instead altered, accelerated, postponed or not taken in anticipation of the merger. Further, the unaudited prospective financial information does not take into account the effect on Puget Sound of any possible failure of the merger to occur. None of Puget Sound, Heritage or their respective affiliates, officers, directors, advisors or other representatives has made, makes or is authorized in the future to make any representation to any shareholder of Puget Sound or Heritage or other person regarding Puget Sound's ultimate performance compared to the information contained in the unaudited prospective financial information or that the forecasted results will be achieved.
The following table presents certain internal financial projections for Puget Sound for the fiscal years ending December 31, 2017 through December 31, 2019, as provided by the management of Puget Sound, as well as an estimated long-term earnings per share growth rate for the years thereafter, as estimated by the management of Puget Sound.
	12/31/2017	12/31/2018	12/31/2019	12/31/2020	12/31/2021
Net Income ($000s)	$5,145	$5,957	$6,923	$7,695	$8,550
Earnings Per Share ($)	$1.50	$1.73	$2.01	$2.23	$2.47
Dividends Per Share ($)	$0.00	$0.00	$0.00	$0.00	$0.00
Tangible Book Value Per Share ($)	$15.88	$17.63	$19.65	$21.91	$24.41

The unaudited prospective financial information was not prepared with a view toward public disclosure, nor was it prepared with a view toward compliance with GAAP, published guidelines of the SEC or the guidelines established by the American Institute of Certified Public Accountants for the preparation and presentation of prospective financial information. Neither Puget Sound's independent registered public accounting firm, nor any other independent accountants, have compiled, examined or performed any procedures with respect to the unaudited prospective financial information contained herein, nor have they expressed any opinion or any other form of assurance on such information or its achievability.

In light of the foregoing, and considering that Puget Sound's special meeting will be held after the unaudited prospective financial information was prepared, as well as the uncertainties inherent in forecasting information, Puget Sound shareholders are cautioned not to place unwarranted reliance on such information, and Puget Sound urges all Puget Sound shareholders to review Puget Sound's most recent FDIC filings for a description of Puget Sound's reported financial results. See "Where You Can Find More Information."
Unaudited Prospective Financial Information
Heritage
Heritage does not as a matter of course make public projections as to future performance, revenues, earnings or other financial results given, among other reasons, the uncertainty of realizing the underlying assumptions and estimates. However, Heritage is including in this proxy statement/prospectus certain unaudited prospective financial information related to Heritage that was provided to Sandler O'Neill, financial advisor to Puget Sound and was considered by the Puget Sound board of directors in connection with its evaluation of the merger. Unaudited prospective financial information relating to Heritage was also provided to Sandler O'Neill. The inclusion of this information should not be regarded as an indication that any of Puget Sound, Heritage, their respective affiliates, officers, directors, advisors or other representatives or any other recipient of this information considered, or now considers, it necessarily to be predictive of actual future results, or that it should be construed as financial guidance, and it should not be relied on as such. This information was prepared solely for internal use and is subjective in many respects.
While presented with numeric specificity, the unaudited prospective financial information reflects numerous estimates and assumptions made with respect to business, economic, market, competition, regulatory and financial conditions and matters specific to Heritage's business, all of which are difficult to predict and many of which are beyond Heritage's control. The unaudited prospective financial information reflects both assumptions as to certain business decisions that are subject to change and, in many respects, subjective judgment, and thus is susceptible to multiple interpretations and periodic revisions based on actual experience and business developments. Heritage can give no assurance that the unaudited prospective financial information and the underlying estimates and assumptions will be realized. In addition, since the unaudited prospective financial information covers multiple years, such information by its nature becomes less predictive with each successive year.
Actual results may differ materially from those set forth below, and important factors that may affect actual results and cause the unaudited prospective financial information not to be realized include, but are not limited to, risks and uncertainties relating to Heritage's business, industry performance, general business and economic conditions, customer requirements, competition and adverse changes in applicable laws, regulations or rules. For other factors that could cause actual results to differ, please see the sections entitled "Risk Factors" and "Cautionary Statement Regarding Forward-Looking Statements" in this  proxy statement/prospectus and in Heritage's Annual Report on Form 10-K for the fiscal year ended December 31, 2016 and the other reports filed by Heritage with the SEC.
The unaudited prospective financial information does not take into account any circumstances or events occurring after the date it was prepared. Heritage can give no assurance that, had the unaudited prospective financial information been prepared as of the date of this  proxy statement/prospectus, similar estimates and assumptions would be used. HERITAGE DOES NOT INTEND TO, AND DISCLAIMS ANY OBLIGATION TO, MAKE PUBLICLY AVAILABLE ANY UPDATE OR OTHER REVISION TO THE UNAUDITED PROSPECTIVE FINANCIAL INFORMATION TO REFLECT CIRCUMSTANCES EXISTING SINCE ITS PREPARATION OR TO REFLECT THE OCCURRENCE OF UNANTICIPATED EVENTS, EVEN IN THE EVENT THAT ANY OR ALL OF THE ASSUMPTIONS

UNDERLYING THE UNAUDITED PROSPECTIVE FINANCIAL INFORMATION ARE NOT REALIZED, OR TO REFLECT CHANGES IN GENERAL ECONOMIC OR INDUSTRY CONDITIONS, EXCEPT AS MAY BE REQUIRED BY APPLICABLE LAW. The unaudited prospective financial information does not take into account the possible financial and other effects on Heritage of the merger and does not attempt to predict or suggest future results of the combined company. The unaudited prospective financial information does not give effect to the merger, including the impact of negotiating or executing the merger agreement, the expenses that may be incurred in connection with consummating the merger, potential synergies that may be achieved by the combined company as a result of the merger or the effect of any business or strategic decisions or actions which would likely have been taken if the merger agreement had not been executed, but which were instead altered, accelerated, postponed or not taken in anticipation of the merger. Further, the unaudited prospective financial information does not take into account the effect on Heritage of any possible failure of the merger to occur. None of Puget Sound, Heritage or their respective affiliates, officers, directors, advisors or other representatives has made, makes or is authorized in the future to make any representation to any shareholder of Puget Sound or Heritage or other person regarding Heritage's ultimate performance compared to the information contained in the unaudited prospective financial information or that the forecasted results will be achieved.
The following table presents publicly available consensus mean analyst earnings per share estimates for Heritage for the years ending December 31, 2017 and December 31, 2018, as well as an estimated long-term earnings per share growth rate and dividend payout ratio for the years thereafter.
	12/31/2017	12/31/2018	12/31/2019	12/31/2020	12/31/2021
Net Income ($000s)	$41,779	$44,542	$47,879	$51,479	$55,341
Earnings Per Share ($)	$1.40	$1.49	$1.60	$1.72	$1.85
Dividends Per Share ($)	$0.51	$0.54	$0.58	$0.62	$0.67
Tangible Book Value Per Share ($)	$12.96	$13.96	$15.03	$16.16	$17.37

The unaudited prospective financial information was not prepared with a view toward public disclosure, nor was it prepared with a view toward compliance with GAAP, published guidelines of the SEC or the guidelines established by the American Institute of Certified Public Accountants for the preparation and presentation of prospective financial information. Neither Heritage's independent registered public accounting firm, Crowe Horwath LLP, nor any other independent accountants, have compiled, examined or performed any procedures with respect to the unaudited prospective financial information contained herein, nor have they expressed any opinion or any other form of assurance on such information or its achievability.
In light of the foregoing, and considering that Puget Sound's special meeting will be held after the unaudited prospective financial information was prepared, as well as the uncertainties inherent in forecasting information, Puget Sound shareholders are cautioned not to place unwarranted reliance on such information, and Puget Sound urges all Puget Sound shareholders to review Heritage's most recent SEC filings for a description of Heritage's reported financial results. See "Where You Can Find More Information."

Opinion of Puget Sound's Financial Advisor

The disclosure under the heading "THE MERGER—Opinion of Puget Sound's Financial Advisor—Puget Sound's Comparable Company Analyses" is hereby supplemented by deleting the table on page 40 (Puget Sound Peer Group) of the Proxy Statement and replacing it with the following:

PUGB Comp Group
Financials as of March 31, 2017 unless otherwise noted				Market Data (as of 07/25/2017)						LTM Profitability				Balance Sheet Ratios
						Price /												Non int
						Tang.			1 Yr						C&I			bearing
			Total	Mkt	Stock	Book	LTM	Div.	Price	Eff.				TCE/	Lns /	Loan/	NPAs/	Dpts /
			Assets	Cap	Price	Value	EPS	Yield	∆	Ratio	NIM	ROAA	ROATCE	TA	Loans /	Dpts	Assets	Tot Dpts
Company Name	City, St	Ticker	($mm)	($mm)	($)	(%)	(x)	(%)	(%)	(%)	(%)	(%)	(%)	(%)	(%)	(%)	(%)	(%)
Selected Publicly Traded Western Region Banks operating in Metro areas with Total Assets $300mm to $2Bn and C&I Loans >20%
American Business Bank	Los Angeles, CA	AMBZ	1,819	290	42.5	191	22.3	0.0	53.2	66.8	3.00	0.72	8.9	7.74	23	54	0.13	51
Pacific Mercantile Bancorp	Costa Mesa, CA	PMBC	1,180	201	8.65	189	NM	0.0	25.7	92.5	3.35	-2.94	-28.2	8.72	33	91	2.18	31
California Bancorp	Oakland, CA	CALB	763	112	19.05	159	19.0	0.0	43.8	59.5	4.20	0.90	8.7	9.34	42	101	0.27	43
Avidbank Holdings, Inc.	Palo Alto, CA	AVBH	702	115	19.7	142	16.1	0.0	33.6	59.0	4.14	1.16	12.1	9.27	34	94	0.00	44
Presidio Bank	San Francisco, CA	PDOB	692	108	17.85	152	21.5	0.0	27.5	67.1	3.60	0.68	7.2	10.02	24	95	0.15	38
Northwest Bancorporation, Inc.	Spokane, WA	NBCT	642	85	11.85	125	15.6	0.0	26.7	71.6	4.35	0.83	9.4	9.41	25	91	0.79	29
CommerceWest Bank	Irvine, CA	CWBK	510	86	22.33	147	17.4	3.0	45.9	57.2	4.12	1.11	9.3	11.60	35	86	0.00	55
Premier Commercial Bancorp	Hillsboro, OR	PRCB	387	56	9.56	144	12.9	0.0	27.5	62.7	4.30	0.99	10.3	9.67	28	103	1.94	29
Commencement Bank	Tacoma, WA	CBWA	335	45	13.05	131	24.6	0.0	42.6	71.6	3.93	0.59	5.6	10.29	31	81	0.00	29
CBBC Bancorp	West Sacramento, CA	CBBC	306	47	18.7	154	14.6	0.0	33.6	55.3	4.09	1.14	13.5	9.96	20	90	0.00	35

		High	1819	290	-	191	24.6	3.0	53.2	92.5	4.35	1.16	13.5	11.60	42	103	2.18	55
		Low	306	45	-	125	12.9	0.0	25.7	55.3	3.00	-2.94	-28.2	7.74	20	54	0.00	29
		Mean	734	115	-	153	18.2	0.3	36.0	66.3	3.91	0.52	5.7	9.60	30	88	0.55	39
		Median	667	97	-	149	17.4	0.0	33.6	64.7	4.11	0.87	9.1	9.54	29	91	0.14	37

Puget Sound (as of 6/30/2017)¹			567	84	24.45	162	17.8	0.0	29.7	60.4	3.57	0.90	9.4	9.17	43	73	0.00	44
Note(s):
1: 6/30/17 financial information has not yet been reported publicly
Price/ EPS less than 0.0x is considered not meaningful, "nm"
Source: SNL Financial; Excludes merger targets

The disclosure under the heading "THE MERGER—Opinion of Puget Sound's Financial Advisor—Puget Sound Net Present Value Analyses" is hereby supplemented by adding the following as a new third sentence following the number 195% on page 41 of the proxy statement/prospectus:
Sandler O'Neill selected these price to earnings and tangible book value multiples based on Sandler O'Neill's review of, among other matters, the trading multiples of selected companies that Sandler O'Neill deemed to be comparable to Puget Sound.
The disclosure under the heading "THE MERGER—Opinion of Puget Sound's Financial Advisor—Puget Sound Net Present Value Analyses" is hereby supplemented by adding the following sentence at the end of the first paragraph on page 41 of the proxy statement/prospectus:
See ''—Certain unaudited prospective financial information of Puget Sound.''
The disclosure under the heading "THE MERGER—Opinion of Puget Sound's Financial Advisor—Puget Sound Net Present Value Analyses" is hereby supplemented by adding the following table after the Earnings Per Share Multiples chart on page 42 of the proxy statement/prospectus:

The following table describes the discount rate calculation for Puget Sound common stock prepared by Sandler O'Neill. In its normal course of business, Sandler O'Neill employs the Duff & Phelps valuation handbook in determining an appropriate discount rate in which the discount rate equals the sum of the risk free rate, the equity risk premium the size premium and the industry premium.

Risk Free Rate	2.33%	Based on Normalized 10yr US Treasury
Equity Risk Premium	5.86%	Per Duff & Phelps 2016 Valuation Handbook
Size Premium	3.67%	Per Duff & Phelps 2016 Valuation Handbook
Industry Premium	1.09%	Per Duff & Phelps 2016 Valuation Handbook
Discount Rate	12.95%
The disclosure under the heading "THE MERGER—Opinion of Puget Sound's Financial Advisor—Analysis of Selected Merger Transactions" is hereby supplemented by deleting the table on page 43 (Nationwide Precedent Transactions) of the Proxy Statement and replacing it with the following:

			Transaction Information					Seller Financial Information
				Price/		Core	1-Day
			Deal			Deposit	Market	Total	Total	TCE/	LTM	NPAs/
		Annc.	Value	LTM EPS	TBV	Prem.	Prem.	Assets	Equity	TA	ROAA	Assets
Acquiror	Target	Date	($mm)	(x)	(%)	(%)	(%)	($mm)	($mm)	(%)	(%)	(%)

United Community Banks, Inc. (GA)	Four Oaks Fincorp, Inc. (NC)	6/27/2017	124.6	16.4	179	12.2	21.2	737	69.5	9.4	1.00	0.95
Carolina Financial Corporation (SC)	First South Bancorp, Inc. (NC)	6/12/2017	161.6	21.7	192	10.0	15.7	1039	89.3	8.1	0.75	0.61
Southside Bancshares, Inc. (TX)	Diboll State Bancshares, Inc. (TX)	6/12/2017	222.3	18.4	222	15.5	-	1011	99.6	9.2	1.20	0.82
Glacier Bancorp, Inc. (MT)	Columbine Capital Corporation (CO)	6/6/2017	73.9	15.8	139	10.3	-	469	53.2	10.1	1.26	0.20
SmartFinancial, Inc. (TN)	Capstone Bancshares, Inc. (AL)	5/22/2017	84.0	22.9	143	10.6	-	511	56.9	10.1	0.82	0.65
Seacoast Commerce Banc Holdings (CA)	Capital Bank (CA)	5/2/2017	59.6	17.9	197	15.3	37.4	306	26.9	8.8	1.14	0.02
First Merchants Corporation (IN)	Independent Alliance Banks, Inc. (IN)	2/17/2017	249.7	27.8	265	22.6	74.4	1088	122.3	10.0	0.94	0.57
Heartland Financial USA, Inc. (IA)	Citywide Banks of Colorado, Inc. (CO)	2/13/2017	202.7	18.9	173	8.2	-	1377	116.9	8.1	0.80	0.95
First Busey Corporation (IL)	First Community Financial Partners, Inc. (IL)	2/6/2017	242.0	20.4	200	15.0	10.4	1268	113.7	8.9	1.00	0.69
First Merchants Corporation (IN)	Arlington Bank (OH)	1/25/2017	75.8	18.3	226	20.2	-	309	33.5	10.8	1.39	0.48
Renasant Corporation (MS)	Metropolitan BancGroup, Inc. (MS)	1/17/2017	182.7	26.6	205	13.4	-	1156	106.3	8.8	0.67	0.43
Veritex Holdings, Inc. (TX)	Sovereign Bancshares, Inc. (TX)	12/14/2016	176.5	21.6	149	17.2	-	1099	118.4	8.5	0.75	1.78
CenterState Banks, Inc. (FL)	Gateway Financial Holdings of Florida, Inc. (FL)	11/30/2016	142.6	23.8	168	8.7	-	880	85.0	9.4	0.73	0.37
Simmons First National Corporation (AR)	Hardeman County Investment Company, Inc. (TN)	11/17/2016	74.8	18.4	146	10.4	-	462	58.5	10.7	1.40	0.49
Access National Corporation (VA)	Middleburg Financial Corporation (VA)	10/24/2016	263.9	32.5	201	15.2	28.4	1335	128.9	9.4	0.59	1.76
CenterState Banks, Inc. (FL)	Platinum Bank Holding Company (FL)	10/18/2016	83.9	22.2	157	10.1	-	584	53.4	9.1	1.16	0.50
Enterprise Financial Services Corp (MO)	Jefferson County Bancshares, Inc. (MO)	10/11/2016	131.6	19.8	136	6.1	-	928	102.5	10.5	0.85	2.90
Standard Financial Corp. (PA)	Allegheny Valley Bancorp, Inc. (PA)	8/29/2016	53.6	15.0	124	3.6	22.6	435	51.2	10.1	0.83	1.29

	All Transactions (18 Transactions)	High	263.9	32.5	265	22.6	74.4	1377	128.9	10.8	1.40	2.90
		Low	53.6	15.0	124	3.6	10.4	306	26.9	8.1	0.59	0.02
		Mean	144.8	21.0	179	12.5	30.0	833	82.6	9.5	0.96	0.86
		Median	137.1	20.1	176	11.4	22.6	904	87.2	9.4	0.89	0.63

		Puget Sound²	124.1	25.7	233	14.7	44.1	567	53.9	9.2	0.93	0.00
Note(s):
1: LTM Nationwide bank M&A transactions with target assets greater than $300mm and less than $1.5bn, LTM ROAA greater than 0.50% and less than 2.0%, TCE/TA greater than 8.0% and less than 11.0% and NPAs/assets less than 3.0% with reported deal values
2: Puget Sound financial data as of and for the LTM period ended June 30, 2017; deal metrics assume Heritage closing price as of July 25, 2017 of $26.70
Source: SNL Financial; as of July 25, 2017

The disclosure under the heading "THE MERGER—Opinion of Puget Sound's Financial Advisor—Heritage Comparable Company Analyses" is hereby supplemented by deleting the table on page 44 (Heritage Peer Group) of the Proxy Statement and replacing it with the following:

HFWA Comp Group
Financials as of June 30, 2017 unless otherwise noted				Market Data (as of 07/25/2017)								LTM Profitability				Balance Sheet Ratios
						Price /
						Tang.		Est.	Est.		1 Yr						CRE
			Total	Mkt	Stock	Book	LTM	2017	2018	Div.	Price	Eff.				TCE/	Conc.	Loan/	NPAs/
			Assets	Cap	Price	Value	EPS	EPS	EPS	Yield	∆	Ratio	NIM	ROAA	ROATCE	TA	Ratio ¹	Dpts	Assets ¹
Company Name	City, St	Ticker	($mm)	($mm)	($)	(%)	(x)	(x)	(x)	(%)	(%)	(%)	(%)	(%)	(%)	(%)	(%)	(%)	(%)
Exchange-Traded Western Region Banks with Total Assets $2 Billion to $6 Billion

Central Pacific Financial Corp. ¹	Honolulu, HI	CPF	5,443	971	31.71	192	20.2	19.3	17.4	2.3	29.7	63	3.26	0.92	9.9	9.3	126	74	0.49
Westamerica Bancorporation	San Rafael, CA	WABC	5,393	1,483	56.39	317	24.1	24.4	23.3	2.8	20.7	51	3.15	1.14	14.3	8.9	76	28	0.30
Hanmi Financial Corporation	Los Angeles, CA	HAFC	4,973	951	29.35	177	16.9	16.5	14.5	2.9	20.1	55	3.87	1.20	10.6	10.8	354	96	0.56
TriCo Bancshares ¹	Chico, CA	TCBK	4,528	830	36.2	199	18.1	17.3	16.1	1.9	29.9	66	4.19	1.04	11.6	9.3	268	71	0.73
First Foundation Inc. ¹	Irvine, CA	FFWM	3,688	565	16.94	193	22.3	18.9	14.9	0.0	50.8	65	3.08	0.78	9.2	7.9	656	111	0.22
Preferred Bank	Los Angeles, CA	PFBC	3,579	843	57.99	277	20.0	17.9	15.6	1.4	80.1	38	3.65	1.31	14.1	8.5	331	89	0.35
Heritage Commerce Corp ¹	San Jose, CA	HTBK	2,642	534	14.05	252	19.2	17.8	15.4	2.8	30.9	55	4.07	1.12	13.5	8.2	195	65	0.21
Bank of Marin Bancorp	Novato, CA	BMRC	2,101	391	63.4	168	17.4	19.6	18.1	1.8	27.2	58	3.92	1.09	10.1	11.1	314	81	0.92

		High	5,443	1,483	-	317	24.1	24.4	23.3	2.9	80.1	66	4.19	1.31	14.3	11.1	656	111	0.92
		Low	2,101	391	-	168	16.9	16.5	14.5	0.0	20.1	38	3.08	0.78	9.2	7.9	76	28	0.21
		Mean	4,043	821	-	222	19.8	18.9	16.9	2.0	36.2	56	3.65	1.08	11.7	9.3	290	77	0.47
		Median	4,108	836	-	196	19.6	18.4	15.9	2.1	29.8	57	3.76	1.11	11.1	9.1	291	78	0.42

Heritage (as of 6/30/2017)²			3,991	799	26.7	213	19.1	20.1	18.2	1.9	54.9	65	3.92	1.09	11.7	9.7	242	84	0.29

Note(s):
1: Financial information as of March 31, 2017
2: 2017e EPS do not include impact of Q2 results which include non-recurring gain on sale of "other loans" equaling approximately $3.0mm in pretax proceeds or $0.06 in EPS
Price/ EPS less than 0.0x is considered not meaningful, "nm"
Source: SNL Financial; Excludes merger targets

The disclosure under the heading "THE MERGER—Opinion of Puget Sound's Financial Advisor—Heritage Net Present Value Analyses" is hereby supplemented by deleting the first sentence of this section starting on page 44 of the proxy statement/prospectus and replacing it with the following:
Sandler O'Neill performed an analysis that estimated the net present value per share of Heritage common shares assuming that Heritage performed in accordance with publicly available consensus mean analyst earnings per share estimates for the years ending December 31, 2017 and December 31, 2018, or $1.40 and $1.49, respectively, as well as an estimated long-term annual earnings per share growth rate and dividend payout ratio for Heritage for the years thereafter, as directed by the senior management of Heritage and their representatives.  See ''—Certain unaudited prospective financial information of Heritage.''
The disclosure under the heading "THE MERGER—Opinion of Puget Sound's Financial Advisor—Heritage Net Present Value Analyses" is hereby supplemented by adding the following sentence after the sentence following the number 245% on page 45 of the proxy statement/prospectus:
Sandler O'Neill selected these price to earnings and tangible book value multiples based on Sandler O'Neill's review of, among other matters, the trading multiples of selected companies that Sandler O'Neill deemed to be comparable to Heritage.
The disclosure under the heading "THE MERGER—Opinion of Puget Sound's Financial Advisor—Heritage Net Present Value Analyses" is hereby supplemented by adding the following table after the Earnings Per Share Multiples chart on page 46 of the proxy statement/prospectus:

The following table describes the discount rate calculation for Heritage common stock prepared by Sandler O'Neill. In its normal course of business, Sandler O'Neill employs the Duff & Phelps valuation handbook in determining an appropriate discount rate in which the discount rate equals the sum of the risk free rate plus the product of the two year beta of the relevant company's common stock and the equity risk premium.  Since this formulation utilizes a two year beta it does not use a size premium.

Risk Free Rate	2.33%	Based on Normalized 10yr US Treasury
2 Year Beta of Stock	95.7%	Per Bloomberg
Equity Risk Premium	5.86%	Per Duff & Phelps 2016 Valuation Handbook
Discount Rate	7.94%
The disclosure under the heading "THE MERGER—Opinion of Puget Sound's Financial Advisor—Pro Forma Merger Analysis" is hereby supplemented by deleting the first sentence of this section on page 46 of the proxy statement/prospectus and replacing it with the following:
Sandler O'Neill analyzed certain potential pro forma effects of the merger.  In performing this analysis, Sandler O'Neill utilized the following information and assumptions: (i) the merger closes on December 31, 2017; (ii) certain internal financial projections for Puget Sound for the years ending December 31, 2017 through December 31, 2019 and a long-term earnings per share growth rate, as provided by the senior management of Puget Sound, See ''—Certain unaudited prospective financial information of Puget Sound''; (iii) publicly available consensus mean analyst earnings per share estimates for Heritage for the years ending December 31, 2017 and December 31, 2018, or $1.40 and $1.49, respectively, as well as an estimated long-term annual earnings per share growth rate and dividend payout ratio for Heritage for the years thereafter, as provided by the senior management of Heritage and their representatives, See ''—Certain unaudited prospective financial information of Heritage''; and (iv) certain assumptions relating to pre-tax transaction expenses of approximately $8.9 million, recognized 100% prior to closing of the merger, purchase accounting adjustments consisting of a positive mark on loans and cost savings of approximately $3.2 million pre-tax for the year ending December 31, 2018 and $4.8 million for the year ending December 31, 2019, as provided by the senior management of Heritage and their representatives.
The disclosure under the heading "THE MERGER—Opinion of Puget Sound's Financial Advisor—Sandler O'Neill's Relationship" is hereby supplemented by deleting the third sentence of this section on page 46 of the proxy statement/prospectus and replacing it with the following:
Sandler O'Neill also received a fee for rendering its opinion in an amount equal to $200,000, which fairness opinion fee will be credited in full towards the portion of the fee becoming due and payable to Sandler O'Neill on the day of closing of the merger.

Background of the Merger
The disclosure under the heading "THE MERGER—Background of the Merger" is hereby supplemented by adding the following sentence as the second sentence to the paragraph beginning with "On May 11, 2017…" on page 32 of the proxy statement/prospectus:
Heritage's non-binding letter of intent stated that Heritage would consider adding, at its sole discretion, a seat on its board of directors for an existing but unidentified member of Puget Sound's board of directors.
The disclosure under the heading "THE MERGER—Background of the Merger" is hereby supplemented by adding the following sentence at the end of the paragraph beginning with "On May 22, 2017…" on page 32 of the proxy statement/prospectus:
Heritage's revised non-binding letter of intent also reiterated that Heritage would consider adding, at its sole discretion, a seat on its board of directors for an existing but unidentified member of Puget Sound's board of directors.

Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements regarding Heritage, Puget Sound, the proposed merger and the combined company after the close of the transaction that are intended to be covered by the safe harbor for "forward-looking statements" provided by the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact are forward-looking statements. These statements involve inherent risks, uncertainties and contingencies, many of which are difficult to predict and are generally beyond the control of Heritage, Puget Sound and the combined company. We caution readers that a number of important factors could cause actual results to differ materially from those expressed in, or implied or projected by, such forward-looking statements. In addition to factors previously disclosed in reports filed by Heritage with the Securities and Exchange Commission (the "SEC"), risks and uncertainties for each institution and the combined institution include, but are not limited to, the following factors: the expected cost savings, synergies and other financial benefits from the merger might not be realized within the expected time frames or at all; conditions to the closing of the merger may not be satisfied; the shareholders of Puget Sound may fail to approve the consummation of the merger; the integration of the combined company, including personnel changes/retention, might not proceed as planned; and the combined company might not perform as well as expected. All forward-looking statements included in this communication are based on information available at the time of the communication. Heritage and Puget Sound undertake no obligation to revise or publicly release any revision or update to these forward-looking statements to reflect new information, future events or circumstances or otherwise that occur after the date on which such statements were made.
Annualized, pro forma, projected and estimated numbers are used for illustrative purposes only, are not forecasts and may not reflect actual results.
Additional Information

Heritage Financial Corporation filed a registration statement on Form S-4 with the SEC in connection with the proposed transaction.  The registration statement includes a proxy statement of Puget Sound that also constitutes a prospectus of Heritage, which is being sent to the shareholders of Puget Sound.  Puget Sound shareholders are advised to read the proxy statement/prospectus because it contains important information about Heritage, Puget Sound and the proposed transaction.  This document and other documents relating to the merger filed by Heritage can be obtained free of charge from the SEC's website at www.sec.gov.  These documents also can be obtained free of charge by accessing Heritage's website at www.hf-wa.com under the tab "Investor Relations" and then under "SEC Filings."  Alternatively, these documents can be obtained free of charge from Heritage upon written request to Heritage Financial Corporation, Attn: Investor Relations, 201 Fifth Avenue S.W., Olympia, Washington 98501 or by calling (360) 943-1500 or from Puget Sound, upon written request to Puget Sound Bancorp, Inc., Attn: Investor Relations, 10500 NE 8th Street, #1500, Bellevue, Washington 98004.
Participants In The Solicitation

Heritage, Puget Sound and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Puget Sound shareholders in connection with the proposed transaction under the rules of the SEC.  Information about the directors and executive officers of Heritage may be found in the definitive proxy statement of Heritage filed with the SEC by Heritage on March 23, 2017.  This definitive proxy statement can be obtained free of charge from the sources indicated above.  Information about the directors and executive officers of Puget Sound is included in the proxy statement/prospectus filed with the SEC. Additional information regarding the interests of these participants is also  included in the proxy statement/prospectus regarding the proposed transaction.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HERITAGE FINANCIAL CORPORATION

Date: December 22, 2017	By: /s/Jeffrey J. Deuel
Jeffrey J. Deuel Executive Vice President